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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 11, 1998, which appears on page 27 of PetroCorp Incorporated's Annual Report on Form 10-K for the year ended December 31, 1997.


PRICE WATERHOUSE LLP

Houston, Texas
May 18, 1998